                                                                     EXHIBIT 1.1


                          WEYERHAEUSER MORTGAGE COMPANY
                       MORTGAGE INVESTOR SERVICING REPORT

CUTOFF DATE:      NOVEMBER 31, 1996                 GROUP:             INV #810

REPORT DATE:      DECEMBER 25, 1996                 SERIES:           1987-1

SECTION 1 -- MORTGAGE POOL ADMINISTRATION

=================================================================================================================
                                               # OF                P & I               POOL             POOL
POOL ACTIVITY                                  LOANS              CONSTANT            INTEREST        PRINCIPAL
=================================================================================================================
Beginning Balance                                  3               4,510.25                           445,368.35
                                       --------------------------------------------------------------------------
Installments                                                                           2,619.67           470.70
                                       --------------------------------------------------------------------------
Curtailments                                                                                               27.18
                                       --------------------------------------------------------------------------
Liquidations                                       0                   0.00                0.00             0.00
                                       --------------------------------------------------------------------------
Other                                                                                      0.24             0.00
                                       --------------------------------------------------------------------------
Ending Balance                                     3               4,510.25                           444,870.47
                                       ==========================================================================
                                                                         SERVICING FEE:                    63.47
                                                                                             --------------------

                          TOTAL
DELINQUENTS                DELQ           30 DAYS          60 DAYS            90 DAYS +               F/C
==========================================================================================================
# Of Loans                    0               0                 0                   0                    0
                  ----------------------------------------------------------------------------------------
Princ Bal                  0.00            0.00              0.00                0.00                 0.00
                  ----------------------------------------------------------------------------------------
% Delq                     0.00%           0.00%             0.00%               0.00%                0.00%
                  ----------------------------------------------------------------------------------------

                                                       INTEREST           PRINCIPAL                  S/F
Amount Prepaid                                             0.00                0.00                 0.00
                                                   -----------------------------------------------------
Amount Delinquent                                          0.00                0.00                 0.00
                                                   -----------------------------------------------------

SECTION 1-A -- SCHEDULED MORTGAGE INSTALLMENTS
================================================================================
WAM = Sept-2016                                          NOTE RATE = (10.41686%)


   A. CONSTANT                     B. SCHEDULED                   C. SCHED.
                                      INTEREST                       PRINCIPAL
--------------------------------------------------------------------------------
      4,510.25                        3,862.05                        648.20
--------------------------------------------------------------------------------

SECTION 2 - SCHEDULE OF PAYMENTS               1987-1          NOVEMBER 30, 1996

==========================================================================================================
   A. SCHEDULED                        B. ADDITIONAL      C. PREPAIDS          D. OTHERS      E. TOTAL
      PRINCIPAL                           PRINCIPAL          IN FULL                             PRINCIPAL
==========================================================================================================
         648.20                              27.18             0.00                0.39             675.77
==========================================================================================================
F. Int. Distribution Amount (Yield                                    10.16687%)                  3,769.18
                                                                                             -------------
G. Total Distribution Amount (Principal & Interest)                                               4,444.95
                                                                                             =============
H. Certificates A-2 Distribution (3A X 91.75% @ YIELD-7.5%)/12                                      907.17
                                                                                             =============
I. Certificates A-1 Distribution
                                        (E x 91.75%) Princ:                      620.03
              (3A x 91.75% @ 7.5%)/12                Int:                      2,551.04
                                                                                             -------------
                                                                                                  3,171.07
                                                                                             =============
J. Certificate B Distribution (G x 8.25%)
                                         (E x 8.25%) Princ:                       55.74
                                         (F x 8.25%) Int:                        310.97
                                                                                             -------------
                                                                                                    366.71
                                                                                             =============
SECTION 3 - PRINCIPAL AMOUNT OF SECURITIES
==========================================================================================================
A. Beginning Aggregate Security Balance                                                         444,900.41
                                                                                             -------------
B. Principal Distribution Amount                                                                    675.77
                                                                                             -------------
C. Ending Aggregate Security Balance                                                            444,224.64
                                                                                             =============
MEMO ITEM
==========================================================================================================
A. Book Value Of Real Estate Acquired Through Foreclosure                                             N/A
                                                                                             -------------
B. Ending Aggregate Security Balance Of The Class A
   Certificates (91.75% of Security Balance)                                                    407,576.46
                                                                                             -------------
C. Ending Aggregate Security Balance Of The Class B
   Certificates (8.25% of Security Balance)                                                      36,648.18
                                                                                             -------------


All distributions required to be made by First Interstate Bank for the reporting
month of: NOV 1996                       Payable: DEC 26, 1996  have been made.

Certified by:

/s/ MICHAEL DRAWDY
---------------------------------------
Michael Drawdy, Vice President
Investor Reporting Department

---------------------------------------------------------------------------------------------
                          SUBORDINATED AMOUNT              1987-1           NOVEMBER 30, 1996
=============================================================================================
                                                           PERCENT                  DOLLARS
 A.  BEGINNING BALANCE                                        8.25                 303,439.00
                                                     ----------------------------------------
 B.  AGGREGATE LOSSES

 C.  SCHEDULED ADJUSTMENTS PER
     POOLING & SERVICING AGREEMENT                                                (926,237.00)
                                                     ----------------------------------------
 D.  ENDING BALANCE                                           8.25                 303,439.00
=============================================================================================

RESERVE FUND

 A.  BEGINNING BALANCE                                                             303,439.00
                                                                                  -----------
 B.  (+) INTEREST CREDITED                                                             929.20
                                                                                  -----------
 C.  (-) INTEREST WITHDRAWN                                                            929.20
                                                                                  -----------
 D.  (+) CLASS B PRINCIPAL (UNTIL LIMITS ARE REACHED)                                   55.74
                                                                                  -----------
 E.  (+) CLASS B INTEREST (UNTIL LIMITS ARE REACHED)                                   310.97
                                                                                  -----------
 F.  (-) TRANSFER TO CLASS A
                                                                                  -----------
 G.  SUB TOTAL                                                                     303,805.71
=============================================================================================

 NOTES:

   INITIAL DEPOSIT (UNRETURNED TO SELLER)                                                0.00
                                                                                  -----------
   THREE CURRENT HIGHEST PRINCIPAL BALANCES                                        444,870.47
                                                                                  -----------
   SPECIFIED RESERVE FUND:                                                         303,439.00
                                                                                  -----------
   CLASS B  PRIN & INT  TRANSFER TO REPUBLIC FEDERAL:                                  366.71
    (equal to amt over Specified Reserve Fund Limit)                              -----------

=============================================================================================
 H.  ENDING BALANCE                                                                303,439.00
=============================================================================================

                    RECONCILIATION OF POOL PRINCIPAL BALANCE
                         WITH SECURITY PRINCIPAL BALANCE
                                  POOL NO. 810
                                                  444,870.47
                  (+)                                   0.00
                  (-)                                   0.00
                  (-)                                 648.20
                  (+)                                   0.00
                  (-)                                   0.24

                                                  444,222.03

                                                  444,224.64

                                                       (2.61)


                   RECONCILIATION OF CUSTODIAL ACCOUNT BALANCE

                  (+)                                   0.00
                  (-)                                   0.00
                  (-)                                   0.00
                  (+)                                   0.00
                  (+)                                   0.00
                  (+)                                  27.18
                  (+)                                   0.39
                  (-)                                   0.01
                  (+)                                   0.00
                  (+)                                   0.00
                  (-)                                   0.00

                                                       27.56

                                                       26.86

                                                       (0.70)

                          SENIOR SUBORDINATED PASS-THRU
                          SPECIFIED RESERVE FUND LIMITS

REPORTING MONTH:  11/30/96

                                                                        1987-1
                                                                      ----------
       (A)        TERM                                                        30
       (B)        LOAN TYPE                                                FIXED
       (C)        CLASS A %                                               91.75%
       (D)        CLASS B %                                                8.25%
       (E)        ORIGINAL AGGREGATE BALANCE                          57,761,206
       (F)        CURRENT UPB                                            444,870
       (G)        RULE CHANGE DATE                                      04/01/92
       (H)        ORIGINAL CUTOFF DATE                                  02/01/87

SUBORDINATED CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

       (I)        PREVIOUS SUBORDINATED AMT                              303,439
       (J)        CLASS B % OF CURR UPB (E)x(D)                           36,702
       (K)        AGGREGATE LOSSES                                             0
       (L)        SUB AMT UNTIL RULE CHANGE DATE (J-K)                   303,439

RESERVE CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

       (M)        ADVANCE RESERVE                                        228,306
       (N)        1% OF CURR AGG BAL (E) x .01                             4,449
       (O)        O.S. UPB CLASS B (F)x(D)                                36,702
       (P)        SUBORD AMT - OS UBP CLASS B (L)-(O)                    266,737
       (Q)        ADV RES + GRT'R OF: (N) or (P)                         495,043
                                                                      ----------

MINIMUM RESERVE FUND

       (R)        O.S. UPB 3 LARGEST LNS                                 444,870
       (S)        SUBORDINATED AMOUNT (L)                                303,439
                                                                      ----------
       (T)        SPECIFIED RESERVE FUND = > OF (R)or(S)                 303,439
                                                                      ==========
       (U)        CURRENT RESERVE FUND BALANCE                           303,439

STATUS OF INITIAL DEPOSIT

       (V)        ORIGINAL INITIAL DEPOSIT                               228,306

                                     RULES
                                     -----

 SUBORDINATED AMOUNT                               AFTER RULE CHANGE DATE: SUB AMOUNT =
 UNTIL RULE CHANGE DATE: SUB AMOUNT =              LESSER OF A: PREVIOUS SUB AMOUNT AND
 CLASS B % OF ORIG AGGR BAL                                         B: THE SUM OF
 LESS AGGR LOSSES SINCE ORIG CUTOFF DATE                               (x) CLASS B % OF CURRENT UPB
                                                                       (y) 4/1992 80% OF (A)-(x)     }
                                                                           4/1993 60% OF (A)-(x)     }
                                                                           4/1994 40% OF (A)-(x)     } REDUCTION SCHEDULE
                                                                           4/1995 20% OF (A)-(x)     }
                                                                           4/1996+ 0% OF (A)-(x)     }

HOWEVER:

(B) CANNOT BE < SUM OF O.S. UPB 3 LARGEST LOANS

IMPORTANT:

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE 90 DAY+ DELINQUENCIES-7% OF TOTAL LOAN COUNT FOR 2 CONSECUTIVE MONTHS, THE REDUCTION FOR THAT MONTH WILL NOT TAKE PLACE.

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE THE ABOVE RULE IS NOT BROKEN, REDUCTIONS WILL TAKE PLACE AS SCHEDULED.

================================================================================

SPECIFIED RESERVE FUND

UNTIL RULE CHANGE DATE: SPECIFIED RESERVE FUND =

     THE SUM OF (i) ADVANCE RESERVE          THE SUM OF (i) ADVANCE RESERVE
     AND   (ii) THE GREATER OF                 AND   (ii) THE GREATER OF

       (a) 1% OF ORIGINAL AGGR BAL             (a) 1% OF CURRENT O.S. AGGR BAL
       (b) SUB AMOUNT - O.S. BAL CLASS B       (b) SUB AMOUNT - O.S. BAL CLASS B


HOWEVER;
(II) CANNOT BE < THE SMALLER OF: (a) THE O.S. UPB 3 LRGST LOANS ....
                                                (b) SUB AMOUNT
                NOR >: SUBORDINATED AMOUNT
WHEN SUB AMOUNT = ZERO, SPECIFIED RESERVE FUND = ADVANCE RESERVE>